Impairment losses and goodwill	12 Months Ended
Dec. 31, 2021
Goodwill [abstract]
Impairment losses and goodwill

Note 7    Impairment losses and goodwill

7.1    Impairment losses

(in millions of euros)	2021	2020	2019
Spain	(3,702)	—	—
Jordan	—	—	(54)
Total of impairment of goodwill	(3,702)	—	(54)

The impairment tests on Cash-Generating Units (CGUs) may result in impairment losses on goodwill and on fixed assets (see Note 8.3).

At December 31, 2021

In Spain, the business plan has been significantly revised downward since December 31, 2020, in view of:

−	a deteriorating competitive environment despite market consolidation operations (affected by the erosion of average revenue per user); and
−	uncertainties surrounding the continuation of the health crisis (delay in the forecasts for economic recovery).

The revision of the business plan in Spain has led to the recognition during the first semester of (3,702) million euros impairment of goodwill, bringing the net book value of tested assets down to the value in use of current and long-term assets, i.e. 7.7 billion euros.

At December 31, 2020

At December 31, 2020, impairment tests did not result in the Group recognizing any impairment losses.

At December 31, 2019

In Jordan, the (54) million euros impairment of goodwill reflected the effects of an uncertain political and economic climate and heavy competitive pressure on the fixed and mobile data markets. The net book value of tested assets was brought down to the value in use of current and long-term assets at 100% at December 31, 2019 (0.8 billion euros).

In Egypt, the reversal of 89 million euros of impairment on fixed assets primarily reflected an improvement in the country's economic situation (see Note 8.3).

7.2    Goodwill

(in millions of euros)	December 31, 2021			December 31, 2020	December 31, 2019
	Gross value	Accumulated	Net book value	Net book value	Net book value
		impairment
		losses
France	14,377	(13)	14,364	14,364	14,364
Europe	13,712	(7,633)	6,079	9,512	9,537
Spain	6,986	(3,816)	3,170	6,872	6,872
Romania	2,074	(570)	1,504	1,236	1,236
Slovakia	806	—	806	806	806
Belgium	1,049	(713)	336	336	350
Poland	2,650	(2,515)	135	136	140
Moldova	80	—	80	76	83
Luxembourg	68	(19)	50	50	50
Africa & Middle East	2,605	(1,140)	1,465	1,443	1,481
Burkina Faso	428	—	428	428	428
Côte d’Ivoire	417	(42)	375	375	375
Morocco	265	—	265	253	257
Sierra Leone	114	—	114	118	134
Jordan	277	(166)	111	103	112
Cameroon	134	(90)	44	44	44
Other	971	(843)	128	122	131
Enterprise	2,887	(649)	2,237	2,225	2,245
International Carriers & Shared Services	18	—	18	18	18
Mobile Financial Services	28	—	28	35	—
Goodwill	33,626	(9,435)	24,192	27,596	27,644

(in millions of euros)		December 31,	December 31,	December 31,
	Note	2021	2020	2019
Gross Value in the opening balance		33,273	33,579	32,949
Acquisitions(1)		266	26	520
Disposals		(4)	—	(4)
Translation adjustment		91	(331)	111
Reclassifications and other items		—	—	3
Gross Value in the closing balance		33,626	33,273	33,579
Accumulated impairment losses in the opening balance		(5,678)	(5,935)	(5,775)
Impairment	7.1	(3,702)	—	(54)
Disposals		(0)	—	4
Translation adjustment		(55)	257	(110)
Accumulated impairment losses in the closing balance		(9,435)	(5,678)	(5,935)
Net book value of goodwill		24,192	27,596	27,644

(1)	The change corresponds mainly to the preliminary goodwill of Telekom Romania Communications amounting to 272 million euros in 2021 (see Note 3.2).

7.3    Key assumptions used to determine recoverable amounts

The key operational assumptions reflect past experience and expected trends: unforeseen changes have in the past affected, and could continue to significantly affect, these expectations. In this respect, the review of expectations could affect the margin of recoverable amounts over the book value tested (see Note 7.4) and result in impairment losses on goodwill and fixed assets.

In 2021, the Group updated its strategic plan during the first semester (for the period 2021–2025). Accordingly, new business plans were prepared for all CGUs.

The discount rates and perpetual growth rates used to determine the values in use were revised as follows at the end of December 2021:

–  the discount rates (which may incorporate a specific premium reflecting an assessment of the performance risks of certain business plans or country risks) experienced a slight increase as a result, on one hand, of the revision of one of their calculation parameters during the second half of 2021, and on the other hand, of the recognition of a precaution on the Enterprise CGU with a view to integrating the effects of the accelerated decline in fixed voice into the valuation used at December 31, 2021.

–  perpetual growth rates were maintained in most regions, with the effects of the health crisis not leading to any change in the long-term outlook of the service markets offered by the Group.

At December 31, 2021, business plans and key operating assumptions were sensitive to the following:

–  the consequences of the Covid-19 pandemic: deterioration in the situation compared to December 31, 2020 in certain geographical areas in terms of the return to an economic situation deemed normal (such as in Spain or Romania);

–  the tradeoffs to be made by regulatory and competition authorities between reducing prices to consumers and stimulating business investment, or in terms of rules for awarding 5G operating licenses or market concentration;

–  the fiercely competitive nature of the markets in which the Group operates, where price pressure is strong, particularly in Spain;

–  the Group's ability to adjust costs and capital expenditure to changes in revenue;

–  and specifically in the Middle East and the Maghreb (Jordan, Egypt, Tunisia) as well as in some African countries (Mali, Democratic Republic of the Congo, Central African Republic, Sierra Leone and Burkina Faso): changes in the political situation and security with their resulting negative economic impacts on the overall business climate.

The parameters used to determine the recoverable amount of the main consolidated activities or the activities most sensitive to the assumptions of the impairment tests are as follows:

December 31, 2021	France		Spain	Poland	Enterprise	Romania

Basis of recoverable amount	Value in use
Source used	Internal plan
Methodology	Discounted cash flow
Perpetuity growth rate	0.8%		1.5%	1.5%	0.3%	2.5%
Post-tax discount rate	5.8	%(1)	6.8%	7.3%	8.3%	7.0%
Pre-tax discount rate	7.6%		8.4%	8.5%	11.1%	7.9%
								Belgium/
December 31, 2020	France		Spain	Poland	Enterprise	Romania	Morocco	Luxembourg

Basis of recoverable amount	Value in use							Fair value
Source used	Internal plan							NA
Methodology	Discounted cash flow							NA
Perpetuity growth rate	0.8%		1.5%	1.5%	0.3%	2.3%	2.8%	NA
Post-tax discount rate	5.5	%(1)	6.5%	7.3%	7.5%	7.5%	7.3%	NA
Pre-tax discount rate	7.4%		8.1%	8.5%	10.2%	8.5%	8.6%	NA
						Sierra
December 31, 2019	France		Spain	Poland	Enterprise	Leone	Liberia	Belgium

Basis of recoverable amount	Value in use
Source used	Internal plan
Methodology	Discounted cash flow
Perpetuity growth rate	0.8%		1.5%	1.5%	0.3%	3.8%	3.8%	0.5%
Post-tax discount rate	6.0	%(1)	7.3%	8.3%	7.5%	13.0%	13.0%	7.5%
Pre-tax discount rate	8.1%		9.1%	9.7%	10.0%	15.9%	15.9%	9.6%

(1)	The after-tax discount rate for France includes a corporate tax reduction of 25.83% by 2022.

At December 31, 2021, the fair value of the Belgium/Luxembourg entity was defined on the basis of the conditional voluntary public tender offer for the shares of Orange Belgium closed on May 4, 2021 (see Note 3.2).

The Group's listed subsidiaries are Orange Polska (Warsaw Stock Exchange), Orange Belgium (Brussels Stock Exchange), Jordan Telecom (Amman Stock Exchange) and Sonatel (Regional Stock Exchange (BRVM)). The aggregated share of these subsidiaries, which publish their own regulated information, is less than or equal to 20% of the consolidated revenue, operating income and net income excluding non-recurring transactions.

7.4    Sensitivity of recoverable amounts

Because of the correlation between operating cash flow and investment capacity, a sensitivity of net cash flow is used. Cash flow for the terminal year forming a significant part of the recoverable amount, a change of plus or minus 10% in these cash flows is presented as a sensitivity assumption.

Cash flow is cash provided by operating activities net of acquisitions and disposals of property, plant and equipment and intangible assets (including tax at a standard rate, repayment of lease liabilities and debts related to financed assets, related interest expenses and excluding other interest expenses).

A sensitivity analysis was carried out on the main consolidated activities or the activities most sensitive to the assumptions of the impairment tests and is presented below to enable readers of the financial statements to estimate the effects of their own estimates. Changes in cash flow, perpetual growth rates or discount rates exceeding the sensitivity levels presented have been observed in the past.

			Decrease in the discounted cash
	Increase in discount rate in order	Decrease in the perpetual growth	flows of the terminal value in
	for the recoverable amount to be	rate in order for the recoverable	order for the recoverable amount to
	equal to the net carrying value (in	amount to be equal to the net	be equal to the net carrying value
	basis points)	carrying value (in basis points)	(in %)
December 31, 2021
France	+234 bp	(217) bp	-39%
Spain	+19 bp	(21) bp	-4%
Poland	+269 bp	(221) bp	-30%
Enterprise	+1,125 bp	(1,026) bp	-83%
Romania	+44 bp	(45) bp	-10%

December 31, 2020
France	+141 bp	(124) bp	-28%
Spain	+1 bp	(1) bp	0%
Poland	+189 bp	(151) bp	-23%
Enterprise	+1,067 bp	(1,691) bp	-82%
Romania	+49 bp	(49) bp	-9%
Morocco	+354 bp	(433) bp	-53%
Belgium	n/a	n/a	n/a

December 31, 2019
France	+252 bp	(243) bp	-34%
Spain	+54 bp	(63) bp	-11%
Poland	+200 bp	(178) bp	-24%
Enterprise	+1,130 bp	(1,783) bp	-74%
Belgium	+856 bp	(711) bp	-69%
Sierra Leone	+50 bp	(86) bp	-9%
Liberia	+83 bp	(154) bp	-15%

Spain

In 2021, the value in use of the Spain CGU was revised based on the key valuation assumptions established by the local governance. The revision of the assumptions resulted in (3,702) million euros impairment of goodwill.

A sensitivity analysis was carried out at December 31, 2021 on each of the following criteria, taken individually:

–  increase of 0.25% in the discount rate;

–  decrease of 0.25% in the perpetual growth rate;

–  decrease of 5% in cash flow in the terminal year.

This sensitivity analysis identified a risk of impairment of up to 3% of the net book value of goodwill.

Belgium

At December 31, 2021, the fair value of the Belgium/Luxembourg entity was defined based on the conditional voluntary public tender offer for all shares of Orange Belgium SA closed on May 4, 2021 (see Note 3.2). Sensitivity analyzes, calculated on cash flows and financial parameters, are therefore not relevant for these CGUs at December 31, 2021. A change of one euro in the reference price per share used to calculate the fair value of the Belgium/Luxembourg entity would have an effect on the recoverable amount of 0.1 billion euros.

Other

A sensitivity analysis was also carried out on Romania on each of the following criteria, taken individually:

–  increase of 1% in the discount rate;

–  decrease of 1% in the perpetual growth rate;

–  decrease of 10% in cash flow in the terminal year.

This sensitivity analysis identified a risk of impairment of up to 16% of the net book value of goodwill.

The other entities not listed above each account for less than 3% of the recoverable amount of the consolidated entities or do not present a recoverable amount in the region of the net book value.

Accounting policies

Goodwill recognized as an asset in the statement of financial position comprises the excess calculated:

–  either on the basis of the equity interest acquired (and for business combinations after January 1, 2010, with no subsequent changes for any additional purchases of non-controlling interests); or

–  on a 100% basis, leading to the recognition of goodwill relating to non-controlling interests.

Goodwill is not amortized. It is tested for impairment at least annually and more frequently when there is an indication that it may be impaired. Thus, changes in general economic and financial trends, the different levels of resilience of the telecommunication operators with respect to the deterioration of local economic environments, changes in the market capitalization of telecommunication operators, as well as financial performance compared to market expectations represent external impairment indicators that are analyzed by the Group, together with internal performance indicators, in order to assess whether an impairment test should be performed more than once a year.

These tests are performed at the level of each Cash-Generating Unit (CGU) (or group of CGUs). These generally correspond to business segments or to each country in the Africa and Middle East region and Europe. This is reviewed if the Group changes the level at which it monitors return on investment for goodwill testing purposes.

To determine whether an impairment loss should be recognized, the carrying value of the assets and liabilities of the CGUs or groups of CGUs is compared to their recoverable amount, for which Orange uses mostly the value in use.

Value in use is estimated as the present value of the expected future cash flows. Cash flow projections are based on economic and regulatory assumptions, license renewal assumptions and sales activity and investment forecasts drawn up by the Group’s management, as follows:

–  cash flow projections are based on three-to-five-year business plans and include a tax cash flow calculated as EBIT (operating income) multiplied by the statutory tax rate (excluding the impact of deferred tax and unrecognized tax loss carryforwards at the date of valuation). In the case of recent acquisitions, longer-term business plans may be used;

–  post-tax cash flow projections beyond that timeframe may be extrapolated by applying a declining or flat growth rate for the next year, and then a perpetual growth rate reflecting the expected long-term growth in the market;

–  post-tax cash flows are subject to a post-tax discount rate, using rates which incorporate a relevant premium reflecting a risk assessment for the implementation of certain business plans or country risks. The value in use derived from these calculations is identical to the one that would result from discounting pre-tax cash flows at pre-tax discount rates.

The key operating assumptions used to determine values in use are common across all of the Group’s business segments. Key assumptions for most CGUs include:

–  key revenue assumptions, which reflect market level, penetration rate of the offers and market share, positioning of the competition’s offers and their potential impact on market price levels and their transposition to the Group’s offer bases, regulatory authority decisions on pricing of services to customers and on access and pricing of inter-operator services, technology migration of networks (e.g. extinction of copper local loops), decisions of competition authorities in terms of concentration or regulation of adjacent sectors such as cable;

–  key cost assumptions, on the level of marketing expenses required to deal with the pace of product line renewals and the positioning of the competition, the ability to adjust costs to potential changes in revenues or the effects of natural attrition and employee departure plans underway;

–  key assumptions on the level of capital expenditure, which may be affected by the rollout of new technologies, by decisions of regulatory authorities relating to licenses and spectrum allocation, deployment of fiber networks, mobile network coverage, sharing of network elements or obligations to open up networks to competitors.

Tested net carrying values include goodwill, land and assets with finite useful lives (property, plant and equipment, intangible assets and net working capital requirements including intra-group balances). The Orange brand, an asset with an indefinite useful life, is subject to a specific test, see Note 8.3.

If an entity partially owned by the Group includes goodwill attributable to non-controlling interests, the impairment loss is allocated between the shareholders of Orange SA and the non-controlling interests on the same basis as that on which profit or loss is allocated (i.e. ownership interest).

Impairment loss for goodwill is recorded definitively in operating income.